Exhibit 10.2

Fill in this information to identify the case:	
United States Bankruptcy Court for the:	
EASTERN DISTRICT OF OKLAHOMA	
Case number *(if known)*	Chapter **11**

☐ Check if this is an amended filing

Official Form 201

Voluntary Petition for Non-Individuals Filing for Bankruptcy

04/25

If more space is needed, attach a separate sheet to this form. On the top of any additional pages, write the debtor's name and the case number (if known). For more information, a separate document, *Instructions for Bankruptcy Forms for Non-Individuals,* is available.

1.	**Debtor's name**	**SG Echo, LLC**
2.	**All other names debtor used in the last 8 years** Include any assumed names, trade names and *doing business as* names	
3.	**Debtor's federal Employer Identification Number** (EIN)	**85-2885690**
4.	**Debtor's address**	**Principal place of business** **1207 Building C** **N FM 3083 Road E** **Conroe, TX 77304** Number, Street, City, State & ZIP Code **Montgomery** County **Mailing address, if different from principal place of business** P.O. Box, Number, Street, City, State & ZIP Code **Location of principal assets, if different from principal place of business** Number, Street, City, State & ZIP Code
5.	**Debtor's website** (URL)	
6.	**Type of debtor**	■ Corporation (including Limited Liability Company (LLC) and Limited Liability Partnership (LLP)) ☐ Partnership (excluding LLP) ☐ Other. Specify:

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Official Form 201 Voluntary Petition for Non-Individuals Filing for Bankruptcy page 1

Debtor **SG Echo, LLC** Case number (*if known*)
Name

7. Describe debtor's business

A. *Check one:*

- ☐ Health Care Business (as defined in 11 U.S.C. § 101(27A))
- ☐ Single Asset Real Estate (as defined in 11 U.S.C. § 101(51B))
- ☐ Railroad (as defined in 11 U.S.C. § 101(44))
- ☐ Stockbroker (as defined in 11 U.S.C. § 101(53A))
- ☐ Commodity Broker (as defined in 11 U.S.C. § 101(6))
- ☐ Clearing Bank (as defined in 11 U.S.C. § 781(3))
- ■ None of the above

B. *Check all that apply*

- ☐ Tax-exempt entity (as described in 26 U.S.C. §501)
- ☐ Investment company, including hedge fund or pooled investment vehicle (as defined in 15 U.S.C. §80a-3)
- ☐ Investment advisor (as defined in 15 U.S.C. §80b-2(a)(11))

C. NAICS (North American Industry Classification System) 4-digit code that best describes debtor. See http://www.uscourts.gov/four-digit-national-association-naics-codes.

1330

8. Under which chapter of the Bankruptcy Code is the debtor filing?

Check one:

- ☐ Chapter 7
- ☐ Chapter 9
- ■ Chapter 11. *Check **all** that apply*:
  - ☐ Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $3,424,000 (amount subject to adjustment on 4/01/28 and every 3 years after that).
  - ☐ The debtor is a small business debtor as defined in 11 U.S.C. § 101(51D). If the debtor is a small business debtor, attach the most recent balance sheet, statement of operations, cash-flow statement, and federal income tax return or if all of these documents do not exist, follow the procedure in 11 U.S.C. § 1116(1)(B).
  - ☐ The debtor is a small business debtor as defined in 11 U.S.C. § 101(51D), and it chooses to proceed under Subchapter V of Chapter 11.
  - ☐ A plan is being filed with this petition.
  - ☐ Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. § 1126(b).
  - ☐ The debtor is required to file periodic reports (for example, 10K and 10Q) with the Securities and Exchange Commission according to § 13 or 15(d) of the Securities Exchange Act of 1934. File the *Attachment to Voluntary Petition for Non-Individuals Filing for Bankruptcy under Chapter 11* (Official Form 201A) with this form.
  - ☐ The debtor is a shell company as defined in the Securities Exchange Act of 1934 Rule 12b-2.
- ☐ Chapter 12

9. Were prior bankruptcy cases filed by or against the debtor within the last 8 years?
If more than 2 cases, attach a separate list.

- ■ No.
- ☐ Yes.

District ______ When ______ Case number ______
District ______ When ______ Case number ______

10. Are any bankruptcy cases pending or being filed by a business partner or an affiliate of the debtor?

- ■ No
- ☐ Yes.

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Official Form 201 **Voluntary Petition for Non-Individuals Filing for Bankruptcy** page 2

Debtor **SG Echo, LLC** Case number (*if known*)
Name

List all cases. If more than 1, attach a separate list

Debtor ______ Relationship ______
District ______ When ______ Case number, if known ______

11. Why is the case filed in *this district?*

Check all that apply:

■ Debtor has had its domicile, principal place of business, or principal assets in this district for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other district.

☐ A bankruptcy case concerning debtor's affiliate, general partner, or partnership is pending in this district.

12. Does the debtor own or have possession of any real property or personal property that needs immediate attention?

■ No

☐ Yes. Answer below for each property that needs immediate attention. Attach additional sheets if needed.

Why does the property need immediate attention? (*Check all that apply.*)

☐ It poses or is alleged to pose a threat of imminent and identifiable hazard to public health or safety.

What is the hazard? ______

☐ It needs to be physically secured or protected from the weather.

☐ It includes perishable goods or assets that could quickly deteriorate or lose value without attention (for example, livestock, seasonal goods, meat, dairy, produce, or securities-related assets or other options).

☐ Other ______

Where is the property? ______

Number, Street, City, State & ZIP Code

Is the property insured?

☐ No

☐ Yes. Insurance agency ______

Contact name ______

Phone ______

Statistical and administrative information

13. Debtor's estimation of available funds

Check one:

■ Funds will be available for distribution to unsecured creditors.

☐ After any administrative expenses are paid, no funds will be available to unsecured creditors.

14. Estimated number of creditors

☐ 1-49	☐ 1,000-5,000	☐ 25,001-50,000
☐ 50-99	☐ 5001-10,000	☐ 50,001-100,000
■ 100-199	☐ 10,001-25,000	☐ More than100,000
☐ 200-999		

15. Estimated Assets

☐ $0 - $50,000	■ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
☐ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

16. Estimated liabilities

☐ $0 - $50,000	■ $1,000,001 - $10 million	☐ $500,000,001 - $1 billion
☐ $50,001 - $100,000	☐ $10,000,001 - $50 million	☐ $1,000,000,001 - $10 billion
☐ $100,001 - $500,000	☐ $50,000,001 - $100 million	☐ $10,000,000,001 - $50 billion
☐ $500,001 - $1 million	☐ $100,000,001 - $500 million	☐ More than $50 billion

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Official Form 201 **Voluntary Petition for Non-Individuals Filing for Bankruptcy** page 3

Debtor **SG Echo, LLC** Case number (*if known*)
Name

Request for Relief, Declaration, and Signatures

WARNING -- Bankruptcy fraud is a serious crime. Making a false statement in connection with a bankruptcy case can result in fines up to $500,000 or imprisonment for up to 20 years, or both. 18 U.S.C. §§ 152, 1341, 1519, and 3571.

17. Declaration and signature of authorized representative of debtor

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

I have been authorized to file this petition on behalf of the debtor.

I have examined the information in this petition and have a reasonable belief that the information is true and correct.

I declare under penalty of perjury that the foregoing is true and correct.

Executed on **April 28, 2026**
MM / DD / YYYY

X **/s/ Michael McLaren**
Signature of authorized representative of debtor

Michael McLaren
Printed name

Title **Chief Executive Officer**

---

18. Signature of attorney

X **/s/ Jason A. Sansone**
Signature of attorney for debtor

Date **April 28, 2026**
MM / DD / YYYY

Jason A. Sansone
Printed name

Phillips Murrah P.C.
Firm name

424 NW 10th Street, Suite 300
Oklahoma City, OK 73103
Number, Street, City, State & ZIP Code

Contact phone **405.235.4100** Email address **jasansone@phillipsmurrah.com**

30913 OK
Bar number and State

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Official Form 201 **Voluntary Petition for Non-Individuals Filing for Bankruptcy** page 4

Fill in this information to identify the case:	
Debtor name	SG Echo, LLC
United States Bankruptcy Court for the:	EASTERN DISTRICT OF OKLAHOMA
Case number (if known):	

☐ Check if this is an amended filing

Official Form 204

Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured Claims and Are Not Insiders

12/15

A list of creditors holding the 20 largest unsecured claims must be filed in a Chapter 11 or Chapter 9 case. Include claims which the debtor disputes. Do not include claims by any person or entity who is an insider, as defined in 11 U.S.C. § 101(31). Also, do not include claims by secured creditors, unless the unsecured claim resulting from inadequate collateral value places the creditor among the holders of the 20 largest unsecured claims.

Name of creditor and complete mailing address, including zip code	Name, telephone number and email address of creditor contact	Nature of claim (for example, trade debts, bank loans, professional services, and government contracts)	Indicate if claim is contingent, unliquidated, or disputed	Amount of claim If the claim is fully unsecured, fill in only unsecured claim amount. If claim is partially secured, fill in total claim amount and deduction for value of collateral or setoff to calculate unsecured claim.		
				Total claim, if partially secured	Deduction for value of collateral or setoff	Unsecured claim
84 Lumber Company LP 1019 Route 519 Eighty Four, PA 15330	972.864.8411	Trade debt				$35,158.79
Amtex Corp 832 East Walnut Street Garland, TX 75040	972.276.7626	Trade debt				$90,317.02
Automatic Sprinkler of Texas PO Box 38209 Duncanville, TX 75138	972.298.2772	Trade debt				$180,127.47
Choctaw Nation of Oklahoma PO Box 1210 Durant, OK 74702	580.920.0160	Pending litigation; see Statement of Financial Affairs	Contingent Unliquidated Disputed			$122,337.81
Elliott Electrial Supply PO Box 206524 Dallas, TX 75320-6524	469.467.7771	Trade debt				$121,928.15
Employers Assurance Company PO Box 539003 Henderson, NV 89053-9003		Pending litigation; see Statement of Financial Affairs	Contingent Unliquidated Disputed			$30,394.80
Farnam Street Financial Inc 5850 Opus Parkway Hopkins, MN 55343		Building crane (555,000) and lifts (35,400)	Contingent Unliquidated Disputed	$2,000,000.00	$590,400.00	$1,409,600.00

Official form 204 Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured claims page 1

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Debtor **SG Echo, LLC** Case number *(if known)*
Name

Name of creditor and complete mailing address, including zip code	Name, telephone number and email address of creditor contact	Nature of claim (for example, trade debts, bank loans, professional services,	Indicate if claim is contingent, unliquidated, or disputed	Amount of claim If the claim is fully unsecured, fill in only unsecured claim amount. If claim is partially secured, fill in total claim amount and deduction for value of collateral or setoff to calculate unsecured claim.		
				Total claim, if partially secured	Deduction for value of collateral or setoff	Unsecured claim
First Insurance Funding 450 Skokie Blvd Suite 1000 Northbrook, IL 60062-7917		Trade debt				$61,652.62
Geary Pacific Supply 921 West Mayfield Road Suite 128 Arlington, TX 76015	817.417.7800	Trade debt				$200,915.12
L and W Supply Corporation 10750 West John Elloiott Drive Frisco, TX 75034	972.324.0010	Trade debt	Contingent Unliquidated Disputed			$113,858.01
Lane Elevated Industrial Solutions dba EIS Co LLC 2050 West Barberry Pl Denver, CO 80204	303.667.4617	Trade debt				$72,337.31
Locke Supply Co 2100A West Evergreen Durant, OK 74701	580.920.2112	Trade debt				$39,176.03
Main Street Lumber Company 230 East Main Street Denison, TX 75021	903.465.5388	Trade debt	Contingent Unliquidated Disputed			$32,972.24
Metal Warehouse Inc 23994 West US Highway 82 Sherman, TX 75092	903.465.7677	Trade debt				$56,429.00
Peak Modular Management LLC 209 East Main Street Waxahachie, TX 75165	866.982.4253	Trade debt				$60,169.09
Service Partners 841 North Great Southwest Parkway Arlington, TX 76011	817.633.7771	Trade debt				$57,159.28
Specialized Transportation Ent Inc 8417 Bavarie Road Victoria, MN 55386	952.250.8492	Trade debt				$46,550.00

Official form 204 Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured claims page 2

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Document Page 6 of 26

Debtor SG Echo, LLC Case number (if known) Name and government contracts) Amount of claim If the claim is fully unsecured, fill in only unsecured claim amount . If claim is partially secured, fill in total claim amount and deduction for value of collateral or setoff to calculate unsecured claim . Indicate if claim is contingent, unliquidated, or disputed Nature of claim (for example, trade debts, bank loans, professional services, Name, telephone number and email address of creditor contact Name of creditor and complete mailing address, including zip code Unsecured claim Deduction for value of collateral or setoff Total claim, if partially secured $84,507.65 Contingent Unliquidated Disputed Trade debt 800.433.4047 Tell Manufacturing A Division of Spectrum Brands Inc 3001 Deming Way Middleton, WI 53562 $90,759.81 Trade debt United Rentals (North America) Inc PO Box 840514 Dallas, TX 75284 - 0514 $57,263.84 Trade debt 940.322.9611 Wichita Metal Products Inc 1020 Vermont Wichita Falls, TX 76308 Official form 204 Chapter 11 or Chapter 9 Cases: List of Creditors Who Have the 20 Largest Unsecured claims page 3 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 7 of 26

United States Bankruptcy Court Eastern District of Oklahoma In re SG Echo, LLC Case No. Chapter Debtor(s) 11 VERIFICATION OF CREDITOR MATRIX I, the Chief Executive Officer of the corporation named as the debtor in this case, hereby verify that the attached list of creditors is true and correct to the best of my knowledge. Date: April 28, 2026 /s/ Michael McLaren Michael McLaren / Chief Executive Officer Signer/Title Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 8 of 26

84 Lumber Company LP 1019 Route 519 Eighty Four, PA 15330 A and T Spray Foam PO Box 256 Calera, OK 74730 A T and T PO Box 5014 Carol Stream, IL 60197 - 5914 Abel Corporation 1049 Boeing Street Boise, ID 83705 Advance Pest Control Services 4019 West Highway 70 Durant, OK 74701 AF Group 200 North Grand Avenue Lansing, MI 48933 AFISCO 3501 Avenue E East Arlington, TX 76005 - 5332 Airgas Inc Airgas USA LLC PO Box 734671 Dallas, TX 75373 - 4671 Amazon 410 Terry Avenue North Seattle, WA 98109 American Builders and Contractors Supply Co Inc dba ABC Supply Company Robinett Swartz and Duren 401 South Boston Ave Suite 1600 Tulsa, OK 74103 Amtex Corp 832 East Walnut Street Garland, TX 75040 Automatic Sprinkler of Texas PO Box 38209 Duncanville, TX 75138 Beacon Sales Acquisition Inc 505 Huntmar Park Drive Suite 300 Herndon, VA 20170 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 9 of 26

Bennett Truck Transport 1001 Industrial Parkway McDonough, GA 30253 Blackburn Plumbing LLC 201 Shady Creek Road Suite 103 Durant, OK 74701 Bryan County Treasurer 323 West Beech Street Durant, OK 74701 Burrage Law Firm PO Box 1727 Durant, OK 74702 - 1727 Charles Stephen Whisman Consulting 2302 Wilson Street Durant, OK 74701 Choctaw Nation of Oklahoma PO Box 1210 Durant, OK 74702 CT Corporation System 28 Liberty Street New York, NY 10005 De Lage Landen Financial Services Inc 1111 Old Eagle School Road Wayne, PA 19087 Direct Drive Logistics Inc 11122 West Rogers Street Milwaukee, WI 53227 Douglass Distributing LPG 325 East Forest Avenue Sherman, TX 75090 Dreig Construction PO Box 238 Frisco, TX 75034 Durant Area Chamber of Commerce 215 North 4th Avenue Durant, OK 74701 E S and A Sign Corp 89975 Prairie Road Eugene, OR 97402 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 10 of 26

Elliott Electrial Supply PO Box 206524 Dallas, TX 75320 - 6524 Employers Assurance Company PO Box 539003 Henderson, NV 89053 - 9003 Enhanced Capital Oklahoma Rural Fund LLC 201 St Charles Ave Suite 3400 New Orleans, LA 70170 ESCO Laminating Texas Inc 4901 Steinbeck Benc Waco, TX 76708 Farnam Street Financial Inc 5850 Opus Parkway Hopkins, MN 55343 Fastenal 115 Country Club Drive Durant, OK 74701 Felker Sander and Associates PC 3033 NW 63rd Street Suite 100E Oklahoma City, OK 73116 Ferguson Enterprise PO Box 84711 Dallas, TX 75284 - 7411 First Insurance Funding 450 Skokie Blvd Suite 1000 Northbrook, IL 60062 - 7917 Five Star Office Supply 205 West Main Durant, OK 74701 Four Feathers Alarm LLC 9650 FM 1417 Denison, TX 75020 Function 4 LLC 12560 Reed Road Suite 200 Sugar Land, TX 77478 GableGotwals Attys for Austerra Stable Growth Fund LP 110 North Elgin Avenue Suite 200 Tulsa, OK 74120 - 1495 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 11 of 26

Geary Pacific Supply 921 West Mayfield Road Suite 128 Arlington, TX 76015 Global Industrial Equipment Co Inc 29833 Network Place Chicago, IL 60673 - 1298 Hall Estill Hardwick Gable Golden and Nelson PC 521 East 2nd Street Suite 1200 Tulsa, OK 74120 Harbor Freight 26541 Agoura Road Calabasas, CA 91302 - 2093 Hood and Stacy PA aka Stacy Law Group PO Box 271 Bentonville, AR 72712 ICC Evaluation Service 500 New Jersey Ave NW 6th Floor Washington, DC 20001 Industrial Safety Products 2023 NW 8rth Avenue Miami, FL 33122 Internal Revenue Service Centralized Insolvency Operation PO Box 7346 Philadelphia, PA 19101 Internal Revenue Service Bankruptcy Department 55 North Robinson Oklahoma City, OK 73102 J and D Metal Building and Supply LLC PO Box 496 Colbert, OK 74733 Jimmies Auto Supply LLC PO Box 838 Durant, OK 74701 JJP Mechanical Reps LLC 2969 Armor Drive Suite 400A Nashville, TN 37204 L and W Supply Corporation 10750 West John Elloiott Drive Frisco, TX 75034 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 12 of 26

Lane Elevated Industrial Solutions dba EIS Co LLC 2050 West Barberry Pl Denver, CO 80204 Lippert Component Manufacturing 3501 CR 6 Elkhart, IN 46515 Locke Supply Co 2100A West Evergreen Durant, OK 74701 Main Street Lumber Company 230 East Main Street Denison, TX 75021 Matheson Tri Gas Inc 909 Lake Carolyn Parkway Suite 100 Irving, TX 75039 McAfee and Taft PC Two Leadership Square 8th Floor South 211 North Robinson Avenue Oklahoma City, OK 73102 McMaster Carr Supply Company 600 North County Line Road Elmhurst, IL 60126 Metal Sales Manufacturing Corp 7510 Ball Road Fort Smith, AR 72908 Metal Warehouse Inc 23994 West US Highway 82 Sherman, TX 75092 Metals USA 2800 North 43rd Street East Muskogee, OK 74403 MI Motion 1605 Alton Road Birmingham, AL 35210 Midco Companies 9101 John Carpenter Freeway Dallas, TX 75247 Morrison Supply Company 1710 Texoma Road Sherman, TX 75090 - 2605 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 13 of 26

NAPA Auto Parts Triple B Automotive Inc 1425 West Main Street Durant, OK 74701 National Building Supplies LLC 303 North Stadium Blvd Suite 200 Columbia, MO 65203 Nitel LLC 350 North Orleans Street Suite 1300N Chicago, IL 60654 Offen Petroleum LLC 5100 East 78th Avenue Commerce City, CO 80022 Oklahoma Employment Security Commission Bankruptcy Documents and Filings Legal Division PO Box 53039 Oklahoma City, OK 73152 - 3039 Oklahoma Tax Commission Oklahoma City, OK 73194 Oklahoma Tax Commission Office of the General Counsel PO Box 269056 Oklahoma City, OK 73126 - 9056 Olenox Corp 1207 Building C N FM 3083 Road E Conroe, TX 77304 Olenox Industries Inc fka Safe & Green Holdings Corp 1207 Building C N FM 3083 Road E Conroe, TX 77304 Paramax Inc PO Box 2671 Sherman, TX 75091 Peak Modular Management LLC 209 East Main Street Waxahachie, TX 75165 Perfect A Line Inc 27841 Outer Road Concordia, MO 64020 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 14 of 26

PFS Corp dba PFS Teco 1507 Matt Pass Cottage Grove, WI 53527 Platinum Mfg Clint Dobson Enterprise LLC PO Box 1826 Durant, OK 74702 R and G Supply 2406 West Euless Blvd Euless, TX 76040 Reliance Fasteners 115 East Gandy Denison, TX 75021 Reynolds Ridings Vogt and McCart PLLC 101 Park Avenue Suite 1010 Oklahoma City, OK 73102 Robinett Swartz and Duren 401 South Boston Avenue Suite 1600 Tulsa, OK 74103 RPW Modular Roofing Solutions 3 - 495 McGeachie Drive Milton, ONTARIO L9T3L5 Runkle Consulting Inc PO Box 702 Grayson, GA 30017 Service Partners 841 North Great Southwest Parkway Arlington, TX 76011 SG Environmental Solutions Corp Shaw Industries Inc 616 East Walnut Avenue Dalton, GA 30721 Sherwin Williams Company 2102 West Main Street Durant, OK 74701 - 4918 Simple Fiber Communications LLC 2701 Brown Trail Suite 308 Bedford, TX 76021 Simply Safe Drug Testing 398 North 49th Avenue Durant, OK 74701 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 15 of 26

Simpson Strong Tie Company Inc 5956 West Las Positas Blvd Pleasanton, CA 94588 SL Law Group PA fka Hood and Stacy PA PO Box 271 Bentonville, AR 72712 SMA Development Group LLC 213 Foxley Court Nolensville, TN 37135 Specialized Transportation Ent Inc 8417 Bavarie Road Victoria, MN 55386 Spencer Fane LLP 100 South Fifth Street Suite 2500 Minneapolis, MN 55402 Spencer Fane LLP Suite 600 9400 North Broadway Extension Oklahoma City, OK 73114 Steger Lumber Co 10 West Main Street Durant, OK 74701 Sunbelt Material Handling Rowan Cornil Inc 1617 Terre Colony CT Dallas, TX 75212 T H Rogers Lumber Company PO Box 216 Durant, OK 74701 Tell Manufacturing A Division of Spectrum Brands Inc 3001 Deming Way Middleton, WI 53562 TexomaCare 5012 South US Highway 75 Suite 300 Denison, TX 75020 The Durant Industrial Authority 300 West Evergreen Street Durant, OK 74701 The Sign Depot LLC 44 West Evergreen Street Durant, OK 74701 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 16 of 26

Three Squared Inc 2541 Trumbull Street Detroit, MI 48216 TIMSCO International LP 1951 University Business Drive Suite 121 McKinney, TX 75071 TOPCO Cabinets and Countertops 3301 North MacArthur Blvd Oklahoma City, OK 73122 Transhield Inc 2932 Throne Drive Elkhart, IN 46514 UFP Construction 54 Lee Roy Jordan Hillsboro, TX 76645 UFP Distribution 2701 Ada Drive Elkhart, IN 46514 ULine Inc PO Box 88741 Chicago, IL 60680 - 1741 United Healthcare PO Box 94017 Palatine, IL 60094 - 4017 United Rentals (North America) Inc PO Box 840514 Dallas, TX 75284 - 0514 Universal Background Service PO Box 743134 Los Angeles, CA 90074 - 3134 Velocity IT LLC 6125 Luther Lane Suite 234 Dallas, TX 75225 Warrior Industrial 2140 Redbud Blvd Suite H McKinney, TX 75069 Weldco Mfg North LLC Attn Jacob Pearson 319 Crawford Denison, TX 75020 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 17 of 26

Wesco Distribution Inc 4030 Express Street Arlington, TX 76001 Whitten Burrage 512 North Broadway Ave Suite 300 Oklahoma City, OK 73102 Wholesale Equipment 1119 South 9th Durant, OK 74701 Wichita Metal Products Inc 1020 Vermont Wichita Falls, TX 76308 Wick Phillips Gould and Martin LLP 3131 McKinney Avenue Suite 100 Dallas, TX 75204 William C Jennings Management 701 South Taylor LB 120 Amarillo, TX 79101 Zoro PO Box 5233 Janesville, WI 53547 - 5233 Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 18 of 26

United States Bankruptcy Court Eastern District of Oklahoma In re SG Echo, LLC Case No. Debtor(s) Chapter 11 CORPORATE OWNERSHIP STATEMENT (RULE 7007.1) Pursuant to Federal Rule of Bankruptcy Procedure 7007.1 and to enable the Judges to evaluate possible disqualification or recusal, the undersigned counsel for SG Echo, LLC in the above captioned action, certifies that the following is a (are) corporation(s), other than the debtor or a governmental unit, that directly or indirectly own(s) 10% or more of any class of the corporation's(s') equity interests, or states that there are no entities to report under FRBP 7007.1: Olenox Industries Inc fka Safe & Green Holdings Corp 1207 Building C N FM 3083 Road E Conroe, TX 77304  None [ Check if applicable ] April 28, 2026 /s/ Jason A. Sansone Date Jason A. Sansone Signature of Attorney or Litigant Counsel for SG Echo, LLC Phillips Murrah P.C. 424 NW 10th Street, Suite 300 Oklahoma City, OK 73103 405.235.4100 Fax:405.235.4133 jasansone@phillipsmurrah.com Case 26 - 80385 Doc 1 Filed 04/28/26 Entered 04/28/26 13:39:38 Desc Main Document Page 19 of 26

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